INCOME TAXES	6 Months Ended
Jun. 30, 2015
INCOME TAXES
INCOME TAXES

12. INCOME TAXES

The effective income tax rates for the three and six months ended June 30, 2015 were 35.4% and a recovery of 35.6%, respectively (2014 - 24.9% and 23.5%, respectively). The period-over-period change in the effective tax rate is primarily attributable to rate-regulated tax benefit and other permanent items relative to lower earnings in the first six months of 2015 as compared with the corresponding 2014 period, offset by a $39 million tax expense arising from an intercompany transfer of a partnership interest during the second quarter of 2015. The effective income tax rate for the six months ended June 30, 2015 was further impacted by an out-of-period adjustment recorded in the first quarter of 2015 (Note 3).